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                                                                  EXHIBIT 99.2.1

   Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002


I, Eugene R. McGrath, the Chief Executive Officer of Consolidated Edison Company of New York, Inc. (the "Company") certify that the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, which this statement accompanies, (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Eugene R. McGrath
                                                 ----------------------
                                                 Eugene R. McGrath

Dated: November 13, 2002